Financial Expenses and Income (Details) - EUR (€) € in Millions		6 Months Ended		12 Months Ended
		Jun. 30, 2024	Jun. 30, 2023	Dec. 31, 2023
Disclosure of detailed information about finance income expense [Line Items]
Cost of debt	[1]	€ (309)	€ (232)	€ (555)
Interest income	[2]	243	257	533
Cost of net debt		(66)	25	(22)
Non-operating foreign exchange gains/(losses)		1	(3)	(2)
Unwinding of discounting of provisions	[3]	(17)	(22)	(59)
Net interest cost related to employee benefits		(40)	(41)	(73)
Gains/(losses) on disposals of financial assets		0	0	(1)
Net interest expense on lease liabilities		(22)	(21)	(39)
Other	[4]	(161)	(22)	(526)
Net financial income/(expenses)		(305)	(84)	(722)
Financial expenses		(586)	(370)	(1,313)
Financial income		281	286	591
Liability Recognised For Estimated Future Royalties		(176)	(35)	(541)
Interest rate and currency derivatives used to hedge debt
Disclosure of detailed information about finance income expense [Line Items]
Gain on derivatives used to manage debt		(24)	(25)	(67)
Gain on derivatives used to manage cash and cash equivalents		€ (18)	€ (4)	€ (13)

[1]	Includes net gain/(loss) on interest rate and currency derivatives used to manage debt: €(24) million in the first half of 2024, €(25) million in the first half of 2023, and €(67) million over the whole of 2023.
[2]	Includes net gain/(loss) on interest rate and currency derivatives used to manage cash and cash equivalents: €(18) million in the first half of 2024, €(4) million in the first half of 2023, and €(13) million over the whole of 2023.
[3]	Primarily on provisions for environmental risks, restructuring provisions, and provisions for product-related risks (see Note B.12.).
[4]	Includes a financial expense of €176 million for the six months ended June 30, 2024 (€541 million for the year ended December 31, 2023, €35 million for the six months ended June 30, 2023) for the remeasurement of the liability recorded in the balance sheet for estimated future royalties on Beyfortus sales in the US